Exhibit 10.11

THE CORPORATE CAMPUS AT SPRING RIDGE

SUMMARY OF LEASE TERMS

The terms of this Lease (the “Lease”) set forth on these summary pages (the “Summary”) are for convenience and are subject to further explanation in the Lease. All terms defined on these summary pages are incorporated by reference into the Lease as if set forth in their entirety therein.

Reference

1. Landlord’s Name and Address:	¶38

Wyomissing Professional Center II,
Limited Partnership
(the “Landlord”)
825 Berkshire Boulevard
Suite 203
Wyomissing, Pennsylvania 19610
Attention: Mr. Stephen J. Najarian

2. Tenant’s Name and Address:	¶38

Penn National Gaming, Inc.
(the “Tenant”)
825 Berkshire Boulevard, Suite 200
Wyomissing, Pennsylvania 19610

3. Leased Premises:	¶1

The area shown on Exhibit “A”  attached hereto and made a part hereof (the “Premises”), containing approximately 4,388 square feet of rentable floor area, situate on the ground floor of a building (the “Building”) constructed on the land. The building contains approximately 20,325 square feet of rentable floor area. Determination of actual rentable areas will be made subsequent to completion of design of Tenant interior layout, and the space will be measured in accordance with BOMA standards.

4. Building Location:	¶1

The Building will be located on a tract of land (the “Land”) consisting of approximately 15 acres, located on the North side of Berkshire Boulevard, and the East side of Paper Mill Road in the Borough of Wyomissing, Berks County, Pennsylvania.

5. Building Common Area:	¶4(c)

The area shown on Exhibit “F” attached hereto and made a part hereof (the “Building Common Area”).

6. Parking Spaces:	¶1

In connection with its use of the Premises, Tenant shall have the right to use 18 undesignated parking spaces (collectively, the “Parking Spaces”) in the parking area adjacent to the Building.

7. Date of Lease:	¶2

January 25, 2002

8. Commencement Date:	¶2

The term of this Lease shall commence on the first to occur of (a) the date on which Tenant takes occupancy of or commences business at the Premises, or (b) the date of substantial completion, being the date when a certificate of occupancy for the Premises is issued by the applicable municipal authority (whichever date occurs first, the “Commencement Date”).The anticipated Commencement Date is March 30, 2002.

9. Term:
¶2

Ten (10) years from the first day of the first full month of occupancy after the Commencement Date (the “Term”). Tenant shall have the ability, with six (6) months prior notice, to cancel the lease on the five (5) year anniversary date without penalty.

Tenant shall have the option to extend this lease for one period of five (5) years with rent escalating at 2% annually above the prior year’s rent.

10.	¶3

Fixed Annual Minimum Rent:
Starting rent based on $13.00 per rentable square foot. Rent to be pro rated during any partial months. 2% annual increase over prior year’s Annual Minimum Rent.

Premises Size	4,388
Starting Rate per SF	$13.00
Annual escalation	2.0%

Time Period	Rentable Sq. Ft.	Annual Rent per SF	Monthly Rent	Annual Rent (the “Annual Minimum Rent”)
Year 1	4,388	$13.00	$4,753.67	$57,044.00
Year 2	4,388	$13.26	$4,848.74	$58,184.88
Year 3	4,388	$13.53	$4,945.71	$59,348.58
Year 4	4,388	$13.80	$5,044.63	$60,535.55
Year 5	4,388	$14.07	$5,145.52	$61,746.26
Year 6	4,388	$14.35	$5,248.43	$62,981.19
Year 7	4,388	$14.64	$5,353.40	$64,240.81
Year 8	4,388	$14.93	$5,460.47	$65,525.63
Year 9	4,388	$15.23	$5,569.68	$66,836.14
Year 10	4,388	$15.54	$5,681.07	$68,172.86

11. Tenant’s Share of Expenses (“Premises Expenses”):	¶4(c)

Tenant to pay full pro-rata share of all operating expenses. First year budget based on $3.25 per SF of rentable floor area not including janitorial expenses.	Exhibit “B”

Time Period	Rentable Sq. Ft.	Premises Expenses/ Monthly	Premises Expenses/ Annually
Year 1	4,388	$3.25	$14,261.00

12. Building Standard Work Allowance:	¶10

$0.00 per square foot of usable floor area of the Premises (the “Building Standard Work Allowance”). The entire cost for the Fit —Out to be borne by the Tenant.

13. Security Deposit:	¶5

Waived

14. Use of Premises:	¶6

General office uses (the “Permitted Use”).

IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord and Tenant have caused this Summary of Lease Terms to be duly executed this 30 day January 2002.

THIS LEASE MUST BE EXECUTED FOR TENANT, IF A CORPORATION, BY THE PRESIDENT OR VICE PRESIDENT AND ATTESTED BY THE SECRETARY OR ASSISTANT SECRETARY, UNLESS THE BY-LAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS SHALL OTHERWISE PROVIDE, IN WHICH EVENT A CERTIFIED COPY OF THE BY-LAWS OR RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED TO LESSOR.

WYOMISSING PROFESSIONAL CENTER II, LIMITED PARTNERSHIP, a Pennsylvania limited partnership, by its General Partner, WYOMISSING PROFESSIONAL CENTER II, INC.

By	/s/ Stephen J. Najarian
Stephen J. Najarian, President

(“Landlord”)

ATTEST:

By:	/s/ Susan M. Montgomery	By:	/s/ Robert S. Ippolito

Name:	Susan M. Montgomery	Name:	Robert S. Ippolito

Title:	Asst. to Chairman	Title:	Vice President/Sec/Treas

		Date:	1/30/02

(“Tenant”)

18. ENVIRONMENTAL COMPLIANCE	11

19. INDEMNIFICATION	11

20. LIABILITY INSURANCE	11

21. FIRE OR OTHER CASUALTY	12

22. WAIVER OF SUBROGATION	12

23. NO IMPLIED EVICTION	12

24. CONDEMNATION	12

25. LANDLORD’S RIGHT TO PAY TENANT EXPENSES	13

26. EVENTS OF DEFAULT	13

27. LANDLORD’S REMEDIES	14

28. CONFESSION OF JUDGMENT FOR DAMAGES	16

29. CONFESSION OF JUDGMENT IN EJECTMENT	17

30. RIGHT OF ASSIGNEE OF LANDLORD	18

31. REMEDIES CUMULATIVE	18

32. TENANTS WAIVERS	18

33. ATTORNMENT	18

34. SUBORDINATION	18

35. EXECUTION OF DOCUMENTS	19

36. ESTOPPEL AGREEMENTS	19

37. CONDOMINIUM CONVERSION	19

38. NOTICES	19

39. BINDING EFFECT	20

40. SURVIVAL OF VALID TERMS	20

41. ENTIRE AGREEMENT	20

42. PROHIBITION AGAINST RECORDING	20

43. INTERPRETATION	20

44. LIABILITY OF LANDLORD	20

45. CAPTIONS AND HEADINGS	20

46. NO BROKERAGE COMMISSION	20

47. QUIET ENJOYMENT	21

48. WAIVER OF TRIAL BY JURY	21

49. OWNER’S ASSOCIATION	22

LEASE AGREEMENT

IN CONSIDERATION of the mutual promises contained herein, and intending to be legally bound hereby, Landlord and Tenant, in addition to the foregoing Summary, agree as follows:

1.                                      PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises. In connection with its use of the Premises, Tenant shall have the right to use the Parking Spaces.

2.                                      TERM.

(a)                                 The Term of this Lease shall commence on the Commencement Date, unless construction is delayed as provided in Paragraph 9(b).

(b)                                 Within thirty (30) days after the Commencement Date, Landlord and Tenant shall execute a letter agreement specifying the Commencement Date. Failure to execute such letter agreement shall in no way cause this Lease not to remain in full force and effect.

(c)                                  Tenant shall have the right to renew this lease for one (1) five (5) year renewal period under the same terms and conditions of the base lease with the exception that the starting rent for the period shall be 2% higher than the previous year’s rent. Six (6) months written notice will be required to exercise such options by Tenant.

(d)                                 Tenant shall surrender and deliver up the Premises at the end of the Term of this Lease in good order and condition as of the date of execution hereof, reasonable use and natural wear and tear excepted. If Tenant fails to surrender the Premises to Landlord on the date as required herein, Tenant shall hold Landlord harmless from all damages, direct and indirect, resulting from Tenant’s failure to surrender the Premises as herein provided, including but not limited to claims made by a succeeding tenant resulting from Landlord’s inability to deliver the Premises, or any part thereof, due to Tenant’s failure to surrender the Premises.

(i)        Should the Tenant, without the express written consent of the Landlord, continue to hold and occupy the Premises after the expiration of the Term of this Lease, such holding over shall be considered a tenancy at sufferance, and not for any other term whatsoever, which may be terminated by the Landlord at the will of the Landlord by giving Tenant written notice thereof, and at any time thereafter the Landlord may re-enter and take possession of the Premises, by force or otherwise. Rent during any such holding over shall be charged and paid by Tenant at the rate of 150% of the monthly rent reserved herein as the monthly rental due for that month immediately preceding the holding over.

(e)                                  Definition of Lease Year: A “lease year,” as herein referred to, shall consist of that full twelve (12) month period commencing on the first day of the first full month during which this Lease is in full force and effect and of each full twelve (12) month period thereafter. If the Commencement Date of this Lease, as provided aforesaid, is a day not the first day of the month, the first lease year shall consist of the remainder of that first month and the first full twelve (12) months thereafter.

3.                                      RENT.

(a)                                 During the term of this Lease, Tenant shall pay Landlord the Annual Minimum Rent in equal monthly installments. To the extent that the actual rentable floor area of the Premises is different from the area shown on the Summary, as certified by Landlord’s architect, the Annual Minimum Rent shall be adjusted accordingly.

(b)                                 All rent shall be payable in advance, without demand, on the first day of each calendar month during the term of this Lease, except the first monthly installment shall be paid upon the signing of this Lease. The first and last monthly payments shall be prorated on a per diem basis for any period less than a full calendar month.

(c)                                  All rent and additional rent shall be payable without any deduction, offset or counterclaim. All rent and additional rent due hereunder shall be payable in immediately available funds at Landlord’s address set forth in the Summary or at such other place as may be designated by Landlord.

(d)                                 Tenant shall also pay as rent any sums which may become due by reason of the failure of Tenant to comply with any covenants of this Lease and any damages, costs, expenses and reasonable attorneys’ fees which Landlord may incur by reason of any failure on Tenant’s part to comply with any covenants of this Lease.

(e)                                  Tenant shall pay a late charge at the rate of five percent (5%) on each dollar of rent, or any other sum collectible as rent under this Lease, which is not paid within ten (10) days after the same is due.

(f)                                   This Lease shall be deemed and construed to be a “net-net-net” lease, so that the Annual Minimum Rent provided for herein shall be an absolute net return to Landlord throughout the term of this Lease, free of any expense, charge or other deduction whatsoever, with respect to the Premises and/or the ownership, leasing, operation, maintenance, repair, rebuilding, use or occupation thereof, or of any portion thereof, or with respect to any interest of Landlord therein, except as may be expressly provided for otherwise herein.

4.                                      TENANT’S SHARE OF EXPENSES.

(a)                                 In addition to the payment of Annual Minimum Rent as provided herein, Tenant shall pay as additional rent hereunder its proportionate share (as described in Paragraph 4(c)) of all Expenses (as hereinafter defined) incurred during each calendar year of the term of this Lease, as provided herein. For purposes hereof, “Expenses” shall mean all real estate taxes, real estate assessments, insurance premiums (other than Tenant’s liability insurance), and other costs and expenses of every type and character incurred by Landlord in operating and maintaining the Building and the Land (or portion of the Land relating to the Building), including without limitation, the common areas thereof, all fixtures and equipment therein or thereon, water and sewer charges as metered, repair and maintenance of fixtures, equipment and utility systems relating to the Premises, janitorial services (if any) provided to Tenant, trash removal costs pertaining to the Building, grass cutting, landscape maintenance, snow removal and parking area repair, maintenance, repaving, cleaning and striping, costs of lighting the parking area, and all fees, charges and expenses imposed or assessed against the Building and its owner(s) by any applicable owners association. Expenses shall be pre-paid on a monthly basis during each calendar year of the term of this Lease as provided herein. Attached hereto as Exhibit “B”  and made a part hereof is the current budget estimate and operating description for the operation of the Building and the Land. All items on the budget shall be included as Expenses, but other Expenses may be incurred from time to time.

(b)                                 For purposes hereof, “Expenses” shall not include:

(i)                                     Costs for which Landlord is reimbursed or indemnified (either by an insurer, condemnor, tenant, warrantor or otherwise) or, in the event Landlord fails to properly insure the Building, then Expenses shall not include expenses for which Landlord would have been reimbursed if Landlord had adequately insured the Building.

(ii)                                  Expenses incurred in leasing or procuring tenants, including lease commissions, advertising expenses, management and leasing offices, lease negotiation and review, expenses and renovating space for tenants, and legal expenses incurred in enforcing the terms of any tenant leases.

(iii)                               Interest or amortization payments on any mortgages.

(iv)                              Costs representing an amount paid to an affiliate of Landlord which is in excess of the amount which would have been paid in the absence of such relationship.

(v)                                 Costs specifically billed to and paid by specific tenants, including, without limitation, expenses for work performed for other tenants in the Building and expenses to be billed to other tenants for excess utility use or other services that are beyond normal office use. There shall be no duplication of costs or reimbursement.

(vi)                              Depreciation and costs incurred by Landlord for alterations that are considered capital improvements and replacements under generally accepted accounting principles consistently applied, except that the annual amortization of these costs shall be included in the following two instances:

(A)                               The annual amortization over its useful life (not to be less than ten (10) years) with a reasonable salvage value on a straight line basis of the cost of any improvement made by Landlord and required by any changes in applicable laws, rules, or regulations of any governmental authority enacted after the Building was fully assessed as a completed and occupied unit and the Lease was signed.

(B)                               The annual amortization over its useful life (not to be less than ten (10) years) with a reasonable salvage value on a straight line basis of the cost of any equipment or capital improvements made by Landlord after the Building was fully assessed as a completed and occupied unit and the Lease was signed, as a labor-saving measure or to accomplish other savings in operating, repairing, managing, or maintaining of the Building or Land, but only to the extent of the savings realized.

(vii)                           Salaries other than salary for a building manager and/or maintenance personnel or salary reimbursement to the Landlord equal to $0.35 per rentable square foot of floor area annually.

(viii)                        Landlord’s personal property and Landlord’s own occupancy costs, if any, in the Building.

(c)                                  The portion of Expenses which are applicable to the Premises (the “Premises Expenses”) shall be determined by multiplying the Expenses by a fraction, the numerator of which is the rentable floor area of the Premises as shown on the Summary and the denominator of which is the aggregate number of rentable floor area in the Building as shown on the Summary. In addition, Tenant shall have responsibility for the entire amount of Expenses relating directly to the cost of operating the Premises, which does not include any other portion of the Building Common Area, such as janitorial services or the repair, maintenance, or Tenant required modification of the heating, ventilating or air-conditioning (“HVAC”) system relating directly to the Premises. Tenant shall be responsible for its proportionate share of the entire amount of janitorial services and maintenance costs relating directly to the Building Common Area, on an occupied area basis.

(d)                                 Tenant agrees to pay Landlord as additional rent hereunder all Premises Expenses incurred during the term of this Lease, including any and all increases in the Premises Expenses.

(e)                                  Tenant shall pay Landlord monthly, in advance, on the first day of each calendar month during the term of this Lease, and pro rata for the fraction of any month, the sum estimated by Landlord to be one-twelfth 1/12th) of Tenant’s share of all Premises Expenses. If at any time and from time to time it is determined by Landlord that Tenant’s estimated payments will be insufficient to pay Tenant’s share of such Premises Expenses, the Landlord shall have the right to adjust the amount of Tenant’s estimated payments upon thirty (30) days prior written notice, and Tenant agrees to thereafter pay the adjusted estimated payment on a monthly basis.

(f)                                   Within one hundred twenty (120) days after the end of each calendar year, Landlord shall deliver to Tenant (i) a written itemization of Expenses for the prior Lease year and (ii) an estimate of the then current Lease year’s Expenses and Tenant’s share of the Premises Expenses. An adjustment shall be made between the aggregate total of Tenant’s share of estimated Premises Expenses actually paid by Tenant during the prior Lease year, and Tenant’s share of Premises Expenses actually incurred during the prior Lease year, so that Landlord shall reimburse Tenant for any excess paid by Tenant, and Tenant shall pay any deficiency to Landlord within ten (10) days of demand. If Tenant disagrees with the accuracy of the Expenses as set forth in Landlord’s itemization statement, Tenant shall give written notice to Landlord to that effect, but shall nevertheless make payment in accordance with the terms of this Paragraph.

(g)                                  Landlord shall permit Tenant to inspect its records with respect to the Expenses at a mutually convenient time and place. Any information obtained by Tenant pursuant to the provisions of this Paragraph shall be treated as confidential, except in any litigation between the parties.

(h)                                 If due to a change in the laws presently governing taxation, any franchise tax or tax on income, profit, rentals or occupancies from or of the Premises shall be levied or imposed against the Landlord (other than business privilege tax, which is considered an Expense) in lieu of any tax or assessment that would otherwise constitute a real estate tax, such franchise, income, profit tax or tax on rentals shall be deemed to be a real estate tax and included as part of the Expenses.

5.                                      SECURITY DEPOSIT. Waived

6.                                      USE. The Premises shall be used only for the Permitted Use and shall not be used for any other purpose. Tenant will not use, and will not permit the use of, the Premises for any purpose which is unlawful or in violation of any statute, ordinance, rule, regulation or restriction governing the use of the Premises.

7.                                      SERVICES AND FACILITIES. The following services and facilities shall be supplied by Landlord to Tenant in connection with Tenant’s use of the Premises, in common (where applicable) with other tenants of the Building:

(a)                                 The cost of the services described in this Paragraph are to be included as part of the Premises Expenses, except for electricity and gas, which shall be billed directly to the Tenant from the utility companies.

(b)                                 Landlord shall furnish and maintain HVAC equipment and facilities for the Premises, in accordance with Tenant’s layout and specifications, for the comfortable occupancy of the Premises. Comfortable occupancy shall mean temperatures of 68°-74°F throughout the Premises on a year-round basis, provided Tenant does not exceed an electrical load of six (6) watts per square foot and an occupancy level of one person for each 150 square feet. HVAC shall be under Tenant’s control with respect to the hours of operation. Tenant shall pay directly for the electricity and gas it consumes for HVAC.

(c)                                  Landlord shall maintain and repair the HVAC, electrical and plumbing systems servicing the Premises, the ceiling and lighting in the Premises, and the Building, its common areas, exterior, and all of the Building systems in a first class manner. The costs of this maintenance shall be included as part of the Expenses.

(d)                                 Landlord shall provide lamping of all lighting fixtures in the Premises.

(e)                             Landlord shall have no responsibility or liability to Tenant, nor shall there be any abatement in rent, for any failure to supply any services or facilities as provided herein during such period as Landlord deems advisable or necessary in order to make repairs, alternations or improvements or because of labor disturbances, strikes, accidents or any other causes beyond Landlord’s control.

(f)                              Landlord shall be responsible, at Landlord’s sole cost and expense, for structural repairs and replacement of HVAC units installed in the Building. Except as otherwise provided in Paragraph 7(c) hereof, these repairs shall not be included as part of the Expenses.

8.                                      UTILITIES. Landlord shall install meters for measuring Tenant’s electric and gas usage and all other utility services to the Premises, and Tenant shall pay the utility company directly for such usage, which shall be in addition to the Expenses as defined herein.

9.                                      CONSTRUCTION OF BUILDING.

(a)                                      Landlord shall construct the Building on the Land in accordance with its plans and specifications for the Building.

(b)                                      If the Landlord is delayed at any time in the progress of constructing the Building by changes requested by Tenant, by labor disputes, unavailability of materials or supplies, fire, war or civil disobedience, unusual delay in transportation, unavoidable casualties, acts of God, or any other cause beyond the Landlord’s control, the Commencement Date shall be extended for a period of time equal to the period of such delay.

(c)                                       Landlord warrants and represents to Tenant that no part of the Premises or Building (including the walls, ceilings, structural steel, flooring and pipes) shall be wrapped, insulated or fireproofed with any asbestos, asbestos-containing material or other hazardous material.

(d)                                      Landlord agrees to deliver possession of the Premises to Tenant in compliance with all zoning and all other municipal, county, state and federal governmental laws, codes and requirements, including the Americans with Disabilities Act.

10.                               BUILDING STANDARD WORK ALLOWANCE.

(a)                                      Tenant will be entirely responsible for interior improvements to be made to the Premises. All such improvements shall be made in accordance with Tenant’s plans and specifications, marked as Exhibits “A” and “E” attached hereto and made a part hereof, subject to Landlord’s review and approval from an engineering standpoint. All such work shall be performed by Landlord’s contractors and billed at the rate of the subcontractor’s or supplier’s cost plus a total of 15% for construction management fee, overhead, and builder’s profit.

(b)                                      The cost of the work performed in the Premises “interior improvements”, Tenant agrees to pay for this entire amount promptly upon billing therefor.

11.                               SIGNS. Landlord agrees to provide or allow exterior signage as follows: Exterior signage consisting of a building directional sign on the interior campus road frontage, and a building tenant directory at the exterior of the building.

12.                               AFFIRMATIVE COVENANTS OF TENANT. Tenant covenants and agrees that it will without demand:

(a)                                 Comply with all requirements of any governmental authorities which apply to Tenant’s use of the Premises. Promptly comply, or cause compliance, with all laws and ordinances and the orders, rules, regulations and requirements of all federal, state, county and municipal governments and appropriate departments, commissions, boards and officers thereof; foreseen or unforeseen, ordinary or extraordinary, and whether or not within the present contemplation of the parties hereto or involving any change of governmental policy and irrespective of the cost thereof, which may be applicable to the Premises, including, without limitation, the fixtures and equipment thereof and the use or manner of use of the Premises.

(b)                                      Comply with the rules and regulations from time to time made by Landlord for the safety, care, upkeep and cleanliness of the Premises, the Building and the Land. Tenant agrees that such rules and regulations shall, when written notice thereof is given to Tenant, form a part of this Lease.

(c)                                       Keep the Premises and Building Common Area in good order and condition, excepting only ordinary wear and tear and damage by accidental fire or other casualty not occurring through the action or negligence of Tenant or its agents, employees and invitees.

(d)                                      Peaceably deliver up and surrender possession of the Premises to Landlord at the expiration or sooner termination of this Lease, in the same condition in which Tenant has agreed to keep the Premises during the term of this Lease, and promptly deliver to Landlord at its office all keys for the Premises.

(e)                                       Give to Landlord prompt written notice of any accident, fire or damage occurring on or to the Premises within twenty-four (24) hours of occurrence thereof

(f)                                        Give to Landlord a copy of any written notice concerning the Premises within twenty-four (24) hours of Tenant’s receipt thereof

(g)                                       Cause its employees and visitors to park their cars only in those portions of the parking area as may be designated for that purpose by Landlord, and not use or permit the use of any more parking spaces in the parking area than are permitted in Paragraph 1 herein.

(h)                                      Promptly upon Landlord’s request, deliver to Landlord’s lender copies of Tenant’s annual financial statements for the past two (2) years.

13.                               NEGATIVE COVENANTS OF TENANT. Tenant covenants and agrees that it will do none of the following without the prior written consent of Landlord:

(a)                                 Place or allow to be placed any sign, projection or device upon the Premises or on the inside or outside of the Building contrary to the provisions of this Lease.

(b)                                 Make any alterations, improvements or additions to the Premises. All alterations, improvements, additions or fixtures, whether installed before or after the execution of this Lease, shall remain upon the Premises at the expiration or sooner termination of this Lease and become the property of Landlord, unless Landlord, prior to the termination of this Lease, shall have given written notice to Tenant to remove the same, in which event Tenant shall remove such alterations, improvements and additions or fixtures, and restore the Premises to the same good order and condition in which they were upon initial occupancy.

(c)                                  Do or suffer to be done any act objectionable to any insurance company whereby the insurance or any other insurance now in force or hereafter placed on the Premises or the Building shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of the signing of this Lease. In case of a breach of this covenant (in addition to all other remedies herein given to Landlord) Tenant agrees to pay Landlord as additional rent any and all increases of premiums on insurance reasonably carried by Landlord on the Premises or the Building caused in any way by the use or occupancy of the Premises by the Tenant.

14.                               NO MECHANICS’ LIENS.

(a)                                 Subsequent to the Commencement Date, any construction work performed by or at the direction of Tenant within the Premises shall be performed in a good and workmanlike manner, and in accordance with the requirements of all applicable laws. Tenant, at its sole cost and expense, shall apply for and provide with reasonable diligence all necessary permits and licenses required for any such construction work. Prior to the commencement of any work or delivery of any materials to the Premises, Building or Land, Tenant shall cause each contractor to sign a Waiver of Right to File Mechanics’ Liens and Mechanics’ Lien Claims, which shall be filed in the Office of the Prothonotary in the Court of Common Pleas of Berks County, Pennsylvania. Tenant shall keep the Premises, Building and Land free from any and all liens arising out of any work performed, materials furnished or obligations incurred by or for Tenant, and agrees to bond against or discharge any mechanic’s or materialmen’s lien within ten (10) days after the filing or recording of any such lien. Tenant shall reimburse Landlord for any and all costs and expenses which may be incurred by Landlord by reason of the filing of any such liens and/or the removal of same, such reimbursement to be made within ten (10) days after Landlord has given Tenant a statement setting forth the amount of such costs and expenses. The failure of Tenant to pay any such amount to Landlord within such 10-day period shall carry with it the same consequences as failure to pay any installment of rent hereunder.

(b)                                 Prior to the commencement of any work hereunder, Tenant shall cause each of its contractors to indemnify Landlord and hold it harmless from and against all personal injury and property damage liability incurred during the course of its work and to provide a builder’s “all-risk” insurance policy, which policy will be in force during the entire term of the work being performed on the Premises. The insurance shall be in an amount acceptable to the Landlord and the Tenant, and shall name the Tenant, the Landlord and the Landlord’s lender, as their respective interests may appear, as additional insureds. The insurance coverage shall provide for at least thirty (30) days’ notice of cancellation, non-renewal or change. A certificate of insurance satisfactory to the Tenant, Landlord and Landlord’s lender, shall be submitted to the Landlord and the Landlord’s lender prior to the commencement of any work in the Premises.

(c)                                  Within thirty (30) days after completion of any construction in the Premises, Tenant shall deliver to Landlord a complete set of “as built” plans of such work, including without limitation, architectural, mechanical, plumbing and electrical plans, certified to Landlord by a duly licensed Pennsylvania engineer.

15.                               LANDLORD’S RIGHT TO ENTER. Tenant shall permit Landlord, Landlord’s agents, servants, employees, and prospective buyers or any other persons authorized by Landlord, to inspect the Premises at any time, and to enter the Premises for the purposes of cleaning and, if Landlord shall so elect, for making reasonable alterations, improvements or repairs to the Building, or for any reasonable purpose in connection with the operation and maintenance of the Building, and during the last one (1) year of the term of this Lease, for the purpose of exhibiting the same for sale or lease. Landlord or its agents shall have the right (but shall not be obligated) to enter the Premises in any emergency at any time without prior notice to Tenant, but Landlord shall notify Tenant by telephone of such entry either during or immediately following such emergency.

16.                               RELEASE OF LANDLORD.

(a)                                      Unless caused by the negligence of Landlord, or unless Landlord fails to perform its duties under this lease, Tenant shall be responsible for and hereby relieves Landlord from any and all liability by reason of any injury, loss, or damage to any person or property in the Premises, whether the same be due to fire, breakage, leakage, water flow, gas, use, misuse, or defects therein, or condition anywhere in the Premises, failure of water supply or light or power or electricity, wind, lightning, storm, or any other cause whatsoever, whether the loss, injury or damage be to the person or property of Tenant or any other persons.

(b)                                      Tenant acknowledges that Tenant has inspected the Premises and that the Premises are being leased “AS IS” as a result of such inspection and not as a result of any representations made by Landlord. Landlord makes no representation or warranty to Tenant, express or implied, that the Premises are free from hazardous or toxic substances, materials or wastes which are or become regulated by any federal, state or local governmental authority or that the Premises are in compliance with any federal, state or local environmental laws or regulations. Tenant acknowledges that the Premises are in a reasonable and acceptable condition of habitability for their intended use, and the agreed rental payments are fair and reasonable.

OR FOR NEW CONSTRUCTION

Landlord makes no warranty to Tenant, express or implied, that the Premises are free from hazardous or toxic substances, materials or wastes which are or become regulated by any federal, state or local governmental authority or that the Premises are in compliance with any federal, state or local environmental laws or regulations. However, to the best of its knowledge, Landlord represents that the building and/or premises are free of hazardous substances. Upon execution of a Commencement Agreement, Tenant will acknowledge that the Premises are in a reasonable and acceptable condition of habitability for their intended use, and the agreed rental payments are fair and reasonable.

(c)                                  Tenant acknowledges and agrees that Landlord shall not be liable to Tenant for any loss to Tenant or injury to its property or to the property of any other person by reason of the construction of the Building and other improvements located upon the Premises, the materials used in said construction, the design thereof, the condition thereof, any defects therein, or any alterations, additions, improvements, changes or replacements thereto and thereof

(d)                                 Landlord shall not be liable to Tenant for any damages, compensation, or claim by reason of the inconvenience or annoyance arising from the necessity of repairing any portion of the Premises or the Building or improvements erected thereon, interruption in the use or occupancy thereof, or the termination of this Lease by reason of the partial or total destruction of the Premises or the Building and improvements erected thereon.

(e)                                  Without limiting the effect of the release stated in Paragraphs 16(a) through (d) above, Landlord shall not be deemed in breach of this Lease for any reason whatsoever unless (i) Tenant shall have delivered to Landlord written notice setting forth the specific details of all facts, events or occurrences upon which Tenant relies in asserting such breach, and (ii) Landlord shall have failed to cure the alleged breach within thirty (30) days of receipt of such written notice, it being agreed that any breach which is of a type that reasonably requires longer than thirty (30) days to cure shall be deemed cured within such 30-day period if Landlord commences to cure such breach within such 30-day period and diligently proceeds to complete the cure of such breach thereafter.

17.                               ASSIGNMENT AND SUBLETTING.

(a)                                 Except as otherwise provided in the immediately following sentence, Tenant shall not assign, mortgage or pledge this Lease, or sublet the Premises or any part thereof, or permit any other person to occupy the Premises or any part thereof, without the prior written consent of Landlord. Such prior consent shall not be required if Tenant makes an assignment or sublease to (i) any corporation or other legal entity which owns directly or indirectly all or substantially all of the stock of Tenant, (ii) any corporation or other legal entity of which more than one-half the stock is owned by Tenant, or (iii) any corporation into which Tenant may be converted or with which Tenant may be merged, provided that prior to taking possession of any part of the Premises, such corporation or other legal entity shall sign an assumption agreement in form satisfactory to Landlord, whereby such corporation or other legal entity agrees to be bound by the terms and conditions of this Lease.

(b)                                 Landlord shall not withhold its consent to any assignment or subletting to any corporation or other legal entity having financial strength the same as or greater than the present financial strength of Tenant.

(c)                                  Any assignment or subletting, even with the consent of Landlord, shall not release Tenant from liability for payment of rent or any other charges hereunder or from any of the other obligations under this Lease, and any additional consideration resulting from such assignment or subletting in excess of the rent specified herein shall be additional rent hereunder, due and payable to Landlord. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to any assignment or subletting. Upon any assignment of this Lease or subletting of the Premises, a change in any respect of the use of the Premises from the use actually employed by the original Tenant shall require the prior written consent of Landlord.

18.                               ENVIRONMENTAL COMPLIANCE. Tenant shall not cause or permit any hazardous substance, material or waste (as defined in any applicable environmental law, rule or regulation) to be brought upon or used in or about the Premises. Tenant shall cause the Premises to be used at all times in compliance with all applicable environmental laws, rules and regulations. Any failure of Tenant to comply with the covenants contained in this Paragraph shall be covered by the indemnification provisions of Paragraph 19 herein and shall be subject to all other rights and remedies available to Landlord. In no event shall Landlord be responsible for any damage resulting from any contamination to the Premises or otherwise, unless caused by Landlord.

19.                               INDEMNIFICATION. Tenant agrees to indemnify Landlord against loss and save Landlord harmless from and against (a) any breach or default in the performance of any covenant or agreement to be performed by Tenant under the terms of this Lease, (b) any and all claims, damages, and liabilities arising from anything done in or about the Premises during the term of this Lease by Tenant or any of its agents, contractors, servants, employees, invitees or licensees, (c) any act or negligence of Tenant or any of its agents, contractors, servants, employees, invitees or licensees, including any accident, injury or damage whatsoever caused to any person, in or about the Premises, and (d) all costs, reasonable counsel fees, expenses and liabilities incurred in connection with any such claim for which indemnification has been provided under this Paragraph. In case any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall reimburse Landlord for its counsel fees incurred in defending such action or proceeding. Tenant shall, within ten (10) days following notice to it of any claim of a third party relating to Tenant’s use or occupancy of the Premises or to the performance or non-performance by Tenant of its obligations under this Lease, give written notice to the Landlord of such claim. The provisions of this Paragraph shall survive the expiration or termination of this Lease.

20.                               LIABILITY INSURANCE.

(a)                                 Tenant, at its own cost and expense, shall obtain during the term of this Lease, and any renewals or extensions thereof, commercial general liability insurance in companies acceptable to Landlord, naming Landlord and Tenant as the insureds, in an amount not less than One Million Dollars ($1,000,000.00), and providing for at least thirty (30) days’ prior written notice to Landlord of cancellation, nonrenewal, or modification.

(b)                                 Upon the signing of this Lease, Tenant shall deliver to Landlord a copy of the policy evidencing such insurance. At least thirty (30) days before the expiration of such policy and any renewal policies, Tenant shall deliver to Landlord a copy of the renewal policy.

21.                               FIRE OR OTHER CASUALTY.

(a)                                 If during the term of this Lease or any renewal or extension thereof, the Premises or the Building is totally destroyed or is so damaged by fire or other casualty not occurring through the fault or negligence of Tenant or those employed by or acting for Tenant to the extent that the same cannot be repaired or restored within one hundred eighty (180) days from the date of the happening of such damage, or if such damage or casualty is not included in the risks covered by Landlord’s fire insurance, then Landlord shall have the option to terminate this Lease upon written notice to Tenant, whereupon this Lease shall absolutely cease and terminate and the rent shall abate for the balance of the term. In such case, Tenant shall pay the rent apportioned to the date of damage and Landlord may enter upon and repossess the Premises without further notice.

(b)                                 If Landlord chooses to restore the Premises, Landlord shall repair whatever portion of the Premises that may have been damaged by fire or other casualty insured as aforesaid, and the rent shall be apportioned during the time Landlord is in possession, taking into account the proportion of the Premises rendered untenantable and the duration of Landlord’s possession.

(c)                                  If said damage by fire or other casualty was caused by the action or negligence of Tenant or its agents, employees or invitees, Tenant shall not be entitled to any abatement or apportionment of the rent.

(d)                                 Tenant, at its own cost and expense, shall obtain during the term of this Lease, and any renewals or extensions thereof, content insurance for the full replacement value of its personalty used in Tenant’s daily operations of the Permitted Use.

22.                               WAIVER OF SUBROGATION. Landlord and Tenant shall each endeavor to procure an appropriate clause in, or endorsement on, any fire and extended coverage insurance covering the Premises and Building and personal property, fixtures, and equipment located thereon or therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery. Each party hereto hereby agrees that it will not make any claim against or seek to recover from the other for any loss or damage to its property or the property of others resulting from fire or other hazards covered by such fire and extended coverage insurance except as expressly provided in this Lease; provided, however, that the release, discharge, exoneration, and covenant not to sue herein contained shall be limited by the terms and provisions of the waiver of subrogation clauses and/or endorsements consenting to a waiver of right of recovery and shall be coextensive therewith.

23.                               NO IMPLIED EVICTION. Notwithstanding any inference to the contrary herein contained, it is understood that the exercise by Landlord of any of its rights hereunder, including (without limitation) cessation of services as described in Paragraph 27(c)(ii), shall never be deemed an eviction (constructive or otherwise) of Tenant, or a disturbance of its use of the Premises, and shall in no event render Landlord liable to Tenant or any other person, so long as such exercise of rights is in accordance with the foregoing terms and conditions.

24.                               CONDEMNATION. If the whole of the Premises shall be acquired or condemned by eminent domain, then the term of this Lease shall cease and terminate as of the date on which possession of the Premises is required to be surrendered to the condemning authority. All rent shall be paid up to the date of termination. A partial condemnation shall not be cause for termination of this Lease. Tenant hereby expressly waives any right or claim to any part of any condemnation award or damages and hereby assigns to Landlord any such right or claim to which Tenant might become entitled.

25.                               LANDLORD’S RIGHT TO PAY TENANT EXPENSES. If Tenant shall at any time fail to pay any utility or other charges or to take out, pay for, maintain or deliver any of the insurance policies provided for herein, or shall fail to make any other payment or perform any other act which Tenant is obligated to make or perform under this Lease, then without waiving, or releasing Tenant from, any obligations of Tenant contained in this Lease, Landlord may, but shall not be obligated to, pay any such charge, effect any such insurance coverage and pay premiums therefor, and may make any other payment or perform any other act which Tenant is obligated to perform under this Lease, in such manner and to such extent as shall be necessary. In exercising any such rights, Landlord may pay any necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorneys’ fees. All sums so paid by Landlord and all necessary and incidental costs and expenses in connection with the performance of any such act by Landlord, together with interest thereon at the rate of twelve percent (12%) per annum from the date of the making of such expenditure by Landlord, shall be deemed additional rent hereunder and, except as otherwise expressly provided in this Lease, shall be payable to Landlord after ten (10) days’ written notice thereof. Tenant covenants to pay any such sum or sums with interest as aforesaid and Landlord shall have (in addition to any other right or remedy of the Landlord) the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rent.

26.                               EVENTS OF DEFAULT. The occurrence of each of the following events shall be an “Event of Default” hereunder:

(a)                                 Tenant does not pay in full when due any installment of rent, additional rent or any other charges, expenses or costs herein agreed to be paid by Tenant for a period of five (5) days after receipt of notice that same has not been paid when due; provided that in the event Tenant shall have received three (3) such written notices within any period of twelve (12) consecutive months, then during the remainder of the twelve (12) consecutive month period after Tenant shall have received its first written notice from Landlord, Tenant shall thereafter be in default hereunder whenever Tenant shall fail to pay any sum owing under this Lease when due, without the necessity of sending any written notice of nonpayment;

(b)                                 Tenant violates or fails to perform or comply with any nonmonetary term, covenant, condition, or agreement herein contained and fails to cure such default within thirty (30) days of notice thereof from Landlord, provided, however, if such default cannot be cured with reasonable diligence within such thirty (30) day period, the time for cure of same shall be deemed extended for such additional time as is reasonably necessary to cure same with due diligence for an additional period not to exceed thirty (30) days;

(c)                                  Tenant vacates the Premises;

(d)                                 Tenant shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent or shall file any petition or answer seeking any reorganization, arrangement, recapitalization, readjustment, liquidation or dissolution or similar relief under any present or future bankruptcy laws of the United States or any other country or political subdivision thereof, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of all or any substantial part of Tenant’s properties, or shall make an assignment for the benefit of creditors, or shall admit in writing Tenant’s inability to pay Tenant’s debts generally as they become due; or

(e)                                  If an involuntary petition in bankruptcy shall be filed against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future bankruptcy laws of the United States or any other state or political subdivision thereof, and if within sixty (60) days after the commencement of any such proceeding against Tenant, such proceedings shall not have been dismissed, or if, within sixty (60) days after the appointment, without the consent or acquiescence of Tenant, or any trustee, receiver or liquidator of the Tenant or of all or any substantial part of Tenant’s property, such appointment shall not have been vacated or stayed on appeal or otherwise, or if, within sixty (60) days after the expiration of any such stay, such appointment shall not have been vacated.

27.                               LANDLORD’S REMEDIES.

(a)                                 Upon the occurrence of any Event of Default, Landlord may, at its option and without any further notice to Tenant, terminate this Lease, whereupon the estate hereby vested in Tenant shall cease and any and all other right, title and interest of Tenant hereunder shall likewise cease without notice or lapse of time, as fully and with like effect as if the entire term of this Lease had elapsed, but Tenant shall continue to be liable to Landlord as hereinafter provided.

(b)                                 Upon the occurrence of any Event of Default, or at any time thereafter, Landlord, in addition to and without prejudice to any other rights and remedies Landlord shall have at low or in equity, shall have the right, without terminating this Lease, to change the locks on the doors to the Premises and exclude Tenant therefrom until all of such defaults shall have been completely cured.

(c)                                  Upon the occurrence of any Event of Default, or at any time thereafter, Landlord, in addition to and without prejudice to any other rights and remedies Landlord shall have at law or in equity, shall have the right to re-enter the Premises, either by force or otherwise, and recover possession thereof and dispossess any or all occupants of the Premises in the manner prescribed by the statute relating to summary proceedings, or similar statutes, but Tenant in such case shall remain liable to Landlord as hereinafter provided.

(d)                                 In case of any Event of Default, re-entry, expiration and/or dispossession by summary proceedings, whether or not this Lease shall have been terminated as aforesaid:

(i)             All delinquent rent, additional rent and all other sums required to be paid by Tenant hereunder shall become payable thereupon and shall be paid up to the time of such re-entry, expiration and/or dispossession, and all accelerated payments due under subparagraphs 10(a) and (b) hereof shall become immediately due and payable;

(ii)          Landlord shall have the right, in its sole discretion, to terminate immediately and without any notice to Tenant, all services which are to be supplied by Landlord pursuant to the terms of this Lease, including without limitation, all janitor service and the maintenance and repair responsibilities described in Paragraph 7 hereof;

(iii)                 Landlord shall have the right, but not the obligation, to relet the Premises or any part or parts thereof for the account of Tenant, either in the name of Landlord or otherwise, for a term or terms which may, at Landlord’s option, be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and on such conditions (which may include concessions or free rent) as Landlord, in its reasonable discretion, may determine and may collect and receive the rents therefor; Landlord shall in no way be responsible or liable for any failure to relet the Premises or any part thereof, or for any failure to collect any rent due upon any such reletting; and

(iv)                Tenant shall reimburse Landlord for any expenses that Landlord may incur in connection with recovering possession of the Premises and any reletting thereof, such as court costs, attorneys’ fees, brokerage fees, and the costs of advertising and the costs of any alterations, repairs, replacements and/or decorations in or to the Premises as Landlord, in Landlord’s sole judgment, considers advisable and necessary for the purpose of such reletting of the Premises; and the making of such alterations, repairs, replacements and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid.

(e)                                  If this Lease is terminated by Landlord pursuant to Paragraph 27(a) hereof, Tenant nevertheless shall remain liable for all rent and damages which may be due or sustained prior to such termination, together with additional damages (the “Liquidated Damages”) which, at Landlord’s option, shall be either:

(i)             an amount equal to (A) the rent and all other sums required to be paid by Tenant hereunder during the period which would otherwise have constituted the balance of the term of this Lease, and all damages, costs, fees and expenses incurred by Landlord as a result of such Event of Default, including without limitation, reasonable attorneys’ fees, costs and expenses incurred by Landlord in pursuit of its remedies hereunder, less (B) the rent, if any, received by Landlord, pursuant to any reletting of the Premises during the period which would otherwise have constituted the balance of the term of this Lease; such amount calculated pursuant to this Paragraph 27(d)(i) shall be payable in monthly installments, in advance, on the first day of each calendar month following the occurrence of such Event of Default and continuing during the period which would otherwise have constituted the balance of the term of this Lease; or

(ii)          an amount equal to the Annual Minimum Rent, Premises Expenses, and all other additional rent which was due and payable for the two (2) year period immediately preceeding Tenant’s default.

(f)                                   In the event Tenant commits a default, or suffers a default to exist, within ten (10) days after written demand, Tenant shall reimburse Landlord for Landlord’s attorneys’ fees incurred by Landlord in the enforcement of this Lease, regardless whether legal proceedings are or are not instituted, which fees shall include any actions taken in connection with any bankruptcy proceeding filed by or against Tenant.

(b)                                 Tenant shall pay Landlord interest at twelve percent (12%) per annum on all failures to pay timely the rent, additional rent or any other sums required to be paid by Tenant hereunder from the date such payment is due until the date such payment is made to Landlord. Any judgment obtained by the Landlord as a result of the exercise of its rights and remedies under this Lease shall bear interest at the rate of twelve percent (12%) per annum from the date of entry of such judgment through the date such judgment is paid in full.

(g)                                Upon any termination of this Lease, whether by lapse of time, by the exercise of any option by Landlord to terminate the same, or in any other manner whatsoever, or upon any termination of Tenant’s right to possession without termination of this Lease, Tenant shall immediately surrender possession of the Premises to Landlord and immediately vacate the same, and remove all effects therefrom, except such as may not be removed under other provisions of this Lease. If Tenant fails to surrender and vacate as aforesaid, Landlord may forthwith re-enter the Premises, with or without process of law, and repossess itself thereof as in its former estate and expel and remove Tenant and any other persons and property therefrom, using such force as may be necessary, without being deemed guilty of trespass, eviction, conversion or forcible entry and without thereby waiving Landlord’s rights to rent or any other rights given Landlord under this Lease or at law or in equity. If Tenant shall not remove all effects from the Premises as hereinabove provided, Landlord may, at its option, remove any or all of said effects in any manner it shall choose and either dispose of the same at Landlord’s sole discretion, or store the same without liability for loss thereof; and Tenant shall pay Landlord, on demand, any and all expenses incurred in such removal and also storage on said effects, if applicable, for any length of time during which the same shall be in Landlord’s possession or in storage.

28.                               CONFESSION OF JUDGMENT FOR DAMAGES. THIS PARAGRAPH SETS FORTH A WARRANT OF ATTORNEY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST THE TENANT. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE TENANT, TENANT HEREBY KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY, AND, ON THE ADVICE OF SEPARATE COUNSEL OF TENANT, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

TENANT HEREBY AUTHORIZES ANY ATTORNEY OF ANY COURT OF RECORD, UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT, TO APPEAR IMMEDIATELY THEREAFTER AS ATTORNEY FOR THE TENANT AND ALL PERSONS CLAIMING UNDER THE TENANT IN ANY COMPETENT COURT AND TO CONFESS JUDGMENT OR JUDGMENTS AND SUCCESSIVE JUDGMENTS BY CONFESSION (WITHOUT STAY OF EXECUTION OR APPEAL) IN FAVOR OF THE LANDLORD AND ALL PERSONS CLAIMING UNDER THE LANDLORD AND AGAINST THE TENANT AND ALL PERSONS CLAIMING UNDER THE TENANT FOR ALL AMOUNTS THEN DUE UNDER THIS LEASE, TOGETHER WITH AN ATTORNEY’S COLLECTION COMMISSION EQUAL TO TEN PERCENT (10%) OF THE TOTAL OF SUCH AMOUNTS, WITHOUT ANY LIABILITY ON THE PART OF THE SAID ATTORNEY, FOR WHICH THIS SHALL BE A SUFFICIENT WARRANT, AND THEREUPON A WRIT OF EXECUTION WITH CLAUSE FOR COSTS, OR OTHER PROCESS FOR SIMILAR PURPOSES, MAY ISSUE FORTHWITH WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER, AND THE TENANT AND ALL PERSONS CLAIMING UNDER THE TENANT HEREBY WAIVE ALL EXEMPTION LAWS AND INQUISITION ON REAL PROPERTY AND RELEASE TO THE LANDLORD AND ALL PERSONS CLAIMING UNDER THE LANDLORD ALL ERRORS AND DEFECTS WHATSOEVER IN ENTERING SUCH ACTION OR JUDGMENT, OR IN CAUSING SUCH WRIT OF EXECUTION OR OTHER PROCESS TO BE

ISSUED, OR IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, AND HEREBY AGREE THAT NO WRIT OF ERROR OR OBJECTION OR EXCEPTION SHALL BE MADE OR TAKEN THERETO. IF A COPY OF THIS LEASE, VERIFIED BY AFFIDAVIT, IS FILED IN SAID ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY LAW OR RULE OF COURT TO THE CONTRARY NOTWITHSTANDING. THIS WARRANT OF ATTORNEY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, AND SHALL REMAIN IN FORCE AND SHALL BE OPERATIVE FOR SUCCESSIVE EXERCISES THEREOF, FROM TIME TO TIME AS THE NEED MAY ARISE, NOT ONLY WITH RESPECT TO THE TENANT BUT ALSO WITH RESPECT TO ALL PERSONS CLAIMING UNDER THE TENANT.

29.                               CONFESSION OF JUDGMENT IN EJECTMENT. THIS PARAGRAPH SETS FORTH A WARRANT OF ATTORNEY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST THE TENANT. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE TENANT, TENANT HEREBY KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY, AND, ON THE ADVICE OF SEPARATE COUNSEL OF TENANT, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

TENANT HEREBY AUTHORIZES THE PROTHONOTARY, CLERK OF COURT OR ANY ATTORNEY OF ANY COURT OF RECORD, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR IN THE EVENT THAT TENANT FAILS TO SURRENDER POSSESSION OF ALL OR ANY PART OF THE PREMISES AS REQUIRED HEREIN, TO APPEAR FOR THE TENANT AND ALL PERSONS CLAIMING UNDER THE TENANT IN ANY COMPETENT COURT AND CONFESS JUDGMENT IN EJECTMENT (WITHOUT STAY OF EXECUTION OR APPEAL) IN FAVOR OF THE LANDLORD AND ALL PERSONS CLAIMING UNDER THE LANDLORD AND AGAINST THE TENANT AND ALL PERSONS CLAIMING UNDER THE TENANT FOR POSSESSION OF THE PREMISES, WITHOUT ANY LIABILITY ON THE PART OF THE SAID ATTORNEY, FOR WHICH THIS SHALL BE A SUFFICIENT WARRANT, AND THEREUPON A WRIT OF POSSESSION WITH CLAUSE FOR COSTS, OR OTHER PROCESS FOR SIMILAR PURPOSES, MAY ISSUE FORTHWITH WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER, AND THE TENANT AND ALL PERSONS CLAIMING UNDER THE TENANT HEREBY RELEASE TO THE LANDLORD AND ALL PERSONS CLAIMING UNDER THE LANDLORD ALL ERRORS AND DEFECTS WHATSOEVER IN ENTERING SUCH ACTION OR JUDGMENT, OR IN CAUSING SUCH WRIT OF POSSESSION OR OTHER PROCESS TO BE ISSUED, OR IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, AND HEREBY AGREE THAT NO WRIT OF ERROR OR OBJECTION OR EXCEPTION SHALL BE MADE OR TAKEN THERETO. IF A COPY OF THIS LEASE, VERIFIED BY AFFIDAVIT, IS FILED IN SAID ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY LAW OR RULE OF COURT TO THE CONTRARY NOTWITHSTANDING. THIS WARRANT OF ATTORNEY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, AND SHALL REMAIN IN FORCE AND SHALL BE OPERATIVE FOR SUCCESSIVE EXERCISES THEREOF, FROM TIME TO TIME AS THE NEED MAY ARISE, NOT ONLY WITH RESPECT TO THE TENANT BUT ALSO WITH RESPECT TO ALL PERSONS CLAIMING UNDER THE TENANT.

30.                         RIGHT OF ASSIGNEE OF LANDLORD. The right to enforce all of the provisions of this Lease may be exercised by any assignee of the Landlord’s right, title and interest in this Lease in its, his, her or their own name, and Tenant hereby expressly waives the requirements of any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

31.                         REMEDIES CUMULATIVE. All remedies given to Landlord herein and all rights and remedies given to Landlord by law and equity shall be cumulative and concurrent. No termination of this Lease, or taking or recovering of possession of the Premises, or entry of any judgment either for possession or for any money claimed to be due Landlord, shall deprive Landlord of any other action against Tenant for possession, or for any money due Landlord hereunder, or for damages hereunder. The exercise of or failure to exercise any remedy shall not bar or delay the exercise of any other remedy.

32.                         TENANT’S WAIVERS.

(a)                               If proceedings shall be commenced by Landlord to recover possession of the Premises, either at the end of the term hereof or by reason of an Event of Default or otherwise, Tenant expressly waives all rights to notice in excess of five (5) days required by any Act of Assembly, including the Act of April 6, 1951, P.L. 69, Art. V, Sec. 501, as amended, and agrees that in either or any such case five (5) days’ notice shall be sufficient. Without limitation of or by the foregoing, Tenant hereby waives any and all demands, notices of intention, and notice of action or proceedings which may be required by law to be given or taken prior to any entry or re-entry by summary proceedings, ejectment or otherwise, by Landlord, except as hereinbefore expressly provided with respect to five (5) days’ notice.

(b)                               Any notice to quit required by law previous to proceedings to recover possession of the Premises or any notice of demand for rent on the day when such is due and the benefit of all laws granting stay of execution, appeal, inquisition and exemption are hereby waived by Tenant; provided, however, that nothing in this paragraph shall be construed as a waiver of any notice specifically mentioned or required by any other part of this Lease.

(c)                                In the event of a termination of this Lease prior to the date of expiration herein originally fixed, Tenant hereby waives all right to recover or regain possession of the Premises, to save forfeiture by payment of rent due or by other performance of the conditions, terms or provisions hereof, and, without limitation of or by the foregoing, Tenant waives all right to reinstate or redeem this Lease notwithstanding any provisions of any statute, law or decision now or hereafter in force or effect and Tenant waives all right to any second or further trial in summary proceedings, ejectment or in any other action provided by any statute or decision now or hereafter in force or effect.

33.                         ATTORNMENT. In the event of the sale or assignment of Landlord’s interest in the Premises or in the event of a foreclosure under any mortgage made by Landlord covering the Premises, Tenant shall attorn to the purchaser and recognize such purchaser as Landlord under this Lease.

34.                         SUBORDINATION. At the option of Landlord or Landlord’s lender, or both of them, this Lease and the Tenant’s interest hereunder shall be subject and subordinate at all times to any mortgage or mortgages, deed or deeds of trust, or such other security instrument or instruments, including all renewals, extensions, consolidations, assignments and refinances of the same, as well as all advances made upon the security thereof, which now or hereafter become liens upon the Landlord’s fee and/or leasehold interest in the Premises, and/or any and all of the buildings now or hereafter erected or to be erected and/or any and all of the Premises, provided, however, that in each such case, the holder of such other security, the trustee of such deed of trust or holder of such other security instrument shall agree that this Lease shall not be divested or in any way affected by foreclosure or other default proceedings under said mortgage, deed of trust, or other instrument or other obligations secured thereby, so long as Tenant shall not be in default under the terms of this Lease; and shall agree that this Lease shall remain in full force and effect notwithstanding any such default proceedings.

Notwithstanding anything herein to the contrary, any holder of any mortgage may at any time subordinate its mortgage to this Lease, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery and in that even such mortgage shall have the same rights with respect to this Lease as though this Lease had been executed and delivered prior to the execution and delivery of the mortgage.

35.                               EXECUTION OF DOCUMENTS. The above subordination shall be self-executing, but Tenant agrees upon demand to execute such other document or documents as may be required by a mortgagee, trustee under any deed of trust, or holder of a similar security interest, or any party to the types of documents enumerated herein for the purpose of subordinating this Lease in accordance with the foregoing. Upon the expiration of ten (10) days after a formal written notice, Tenant shall be deemed to have appointed Landlord and Landlord may execute and deliver the required documents for and on behalf of Tenant.

36.                               ESTOPPEL AGREEMENTS. Tenant shall execute an estoppel agreement in favor of any mortgagee or purchaser of Landlord’s interest herein, within ten (10) days after requested to do so by Landlord or any such mortgagee or purchaser. Such estoppel agreement shall be in the form requested by Landlord or such mortgagee or purchaser.

37.                               CONDOMINIUM CONVERSION. Tenant acknowledges that Landlord has informed Tenant that Landlord, at any time in Landlord’s sole discretion, may by recorded declaration, convert the fee ownership of the Building and the Land to a condominium in accordance with the provisions of the Pennsylvania Uniform Condominium Act (the “Act”). In such event, the common areas of the Building and the Land shall become Common Elements and/or Limited Common Elements, as defined in the Act and as designated by Landlord, and the Common Expenses pertaining thereto (as defined in the Act), as applicable, shall be included as part of the Premises Expenses. Tenant agrees upon demand to execute such document or documents as may be required by Landlord in connection with any such condominium conversion.

38.                               NOTICES. All notices required to be given by either party to the other shall be in writing. All such notices shall be deemed to have been given upon delivery in person, or upon depositing in the United States mail, by certified mail, return receipt requested, postage prepaid, or by delivery by telefax, facsimile or telegraph, or by Federal Express or other nationally recognized overnight delivery service, addressed to the parties at the addresses shown in the summary pages at the front of this Lease or to such other address which either party may hereafter designate in writing by notice given in a like manner.

39.                               BINDING EFFECT. All rights and liabilities herein given to, or imposed upon the respective parties hereto, shall extend to and bind the several and respective heirs, personal representatives, successors and permitted assigns of said parties.

40.                               SURVIVAL OF VALID TERMS. If any provision of this Lease shall be invalid or unenforceable, the remainder of the provisions of this Lease shall not be affected thereby, and each and every provision of this Lease shall be enforceable to the fullest extent permitted by law.

41.                               ENTIRE AGREEMENT. This Lease and any exhibit, rider or addendum that may be attached hereto set forth all the promises, agreements, conditions and understandings between Landlord and Tenant relative to the Premises, and there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

42.                               PROHIBITION AGAINST RECORDING. This Lease shall not be recorded and any attempted recording of this Lease shall constitute an Event of Default hereunder.

43.                               INTERPRETATION. As used in this Lease and when required by context, each number (singular or plural) shall include all numbers, and each gender shall include all genders. Time is and shall be of essence of each term and provision of this Lease. The term “person” as used herein means person, firm, association or corporation, as the case may be. If Tenant is more than one person, all agreements, conditions, obligations, covenants, warrants of attorney, waivers and releases made by Tenant shall be joint and several, and shall bind and affect all persons who are defined as “Tenant” herein.

44.                               LIABILITY OF LANDLORD. The term “Landlord” as used herein means the fee owner of the Premises from time to time. In the event of the voluntary or involuntary transfer of such ownership to a successor-in-interest of the Landlord, the Landlord shall be automatically discharged and relieved of and from all liability and obligations hereunder which shall thereafter accrue, and Tenant shall look solely to such successor-in-interest for the performance and obligations of the Landlord hereunder which shall thereafter accrue. The liability of Landlord and its successors-in-interest under or with respect to this Lease shall be strictly limited to and enforceable solely out of its or their interest in the Premises and shall not be enforceable out of any other assets.

45.                               CAPTIONS AND HEADINGS. The captions and headings of the paragraphs contained herein are for convenience of reference only and in no way define, limit, describe, modify or amplify the interpretation, construction or meaning of any provision of or the scope or intent of this Lease nor in any way affect this Lease. All Exhibits are an integral part of this Lease and are attached hereto.

46.                               NO BROKERAGE COMMISSION. Landlord and Tenant represent and warrant that no brokerage commission or similar compensation is due to any party by reason of this Lease. Each party hereby agrees to indemnify and hold the other party harmless from and against any and all claims, costs, damages, expenses, judgments or liability resulting from any claim for brokerage commissions or similar compensation made by any party in connection with this Lease.

47.                               QUIET ENJOYMENT. Upon Tenant’s compliance with the provisions of this Lease, including the payment of all rent hereunder, Tenant shall peaceably hold and enjoy the Premises during the term hereof without hinderance or interruption by Landlord or any person claiming under Landlord.

48.                               WAIVER OF TRIAL BY JURY. Each party to this Lease agrees that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by any party hereto or any successor or assign of any party hereto or with respect to this Lease or which in any way relates, directly or indirectly, to the Premises or any event, transaction, or occurrence arising out of or in any way in connection with the Premises, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. TENANT ACKNOWLEDGES AND AGREES THAT THIS PARAGRAPH 48 IS A SPECIFIC AND MATERIAL ASPECT TO THIS LEASE BETWEEN THE PARTIES AND THAT LANDLORD WOULD NOT LEASE THE PREMISES TO THE TENANT IF THIS WAIVER OF JURY TRIAL SECTION WERE NOT A PART OF THIS LEASE.

49.                               OWNERS’ ASSOCIATION. This Lease and all terms and provisions hereof shall be under and subject, in all respects, to: (a) the Declaration of Covenants, Easements, Conditions and Restrictions for The Owner’s Association Of Wyomissing Professional Center, Inc., which is recorded in the Recorder of Deeds Office of Berks County, Pennsylvania, and (b) the Articles of Incorporation and the Bylaws of The Owners Association Of Wyomissing Professional Center, Inc., copies of which are available upon request. Tenant covenants and agrees to comply with the terms of such written instruments insofar as they pertain to any tenant of the Building and such tenant’s agents, servants, employees, invitees, and business visitors.

TENANT ACKNOWLEDGES THAT THIS LEASE CONTAINS, AT PARAGRAPHS 28 AND 29 HEREOF, PROVISIONS FOR THE CONFESSION OF JUDGMENT AGAINST TENANT FOR MONEY AND FOR POSSESSION OF REAL PROPERTY AND HAS REVIEWED AND UNDERSTANDS THE CONTENTS THEREOF.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound to the terms of this Lease, have caused this Lease to be duly executed this 30 day of   Jan,     2001.    .

THIS LEASE MUST BE EXECUTED FOR TENANT, IF A CORPORATION, BY THE PRESIDENT OR VICE PRESIDENT AND ATTESTED BY THE SECRETARY OR ASSISTANT SECRETARY, UNLESS THE BY-LAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS SHALL OTHERWISE PROVIDE, IN WHICH EVENT A CERTIFIED COPY OF THE BY-LAWS OR RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED TO LESSOR.

WYOMISSING PROFESSIONAL CENTER II, LIMITED PARTNERSHIP, a Pennsylvania limited partnership, by its General Partner, WYOMISSING PROFESSIONAL CENTER II, INC.

By	/s/ Stephen J. Najarian
Stephen J. Najarian, President

(“Landlord”)

ATTEST:

By:	/s/ Susan M. Montgomery	By:	/s/ Robert S. Ippolito

Name:	Susan M. Montgomery	Name:	Robert S. Ippolito

Title:	Asst. to Chairman	Title:	Vice President/Sec/Treas

		Date:	1/30/02

(“Tenant”)

CONSENT

INTENDING to be legally bound hereby, The Owners’ Association OF Wyomissing Professional Center, Inc. (or The Owners’ Association of Wyomissing Professional Center, Inc. or The Owner’s Association of Wyomissing Professional Center, West Campus, Inc.) hereby joins in and consents to the above Lease insofar as any of the above provisions concern the parking area and any other common areas maintained by it.

OWNER’S ASSOCIATION OF WYOMISSING PROFESSIONAL CENTER, INC.

By:	/s/ Stephen J. Najarian

Exhibits

“A”	-	Leased Premises

“B”	-	Expense Budget

“C”	-	Building Location

“D”	-	Left Blank Intentionally

“E”	-	Tenant Plans and Specifications

“F”	-	Building Common Area

“G”	-	Left Blank Intentionally

COMMENCEMENT AGREEMENT

THIS COMMENCEMENT AGREEMENT (the “Agreement”) made this 23rd day of May 2002, between Penn National Gamming, Inc., hereinafter, called “Tenant”, having its principal place of business at 825 Berkshire Boulevard, Suite 200, Wyomissing, PA 19610 and Wyomissing Professional Center, II, LIMITED PARTNERSHIP hereinafter called “Landlord”, having its principal place of business at 825 Berkshire Blvd. Suite 203 Wyomissing, Pennsylvania 19610.

WITNESETH:

The Tenant and the Landlord have executed a Lease Agreement, which includes Exhibits “A”, “B”, “C”, “E” and “F”, relating to the Leased Premises located at 855 Berkshire Boulevard, Suite 100, Wyomissing, Pennsylvania 19610.

NOW, THEREFORE, INTENDING TO BE LEGALLY BOUND HEREBY and in consideration of the mutual covenants set forth herein, the Landlord, and Tenant agree as follows:

1.              Incorporation. The recitals set forth above are incorporated herein by reference.

2.              Amendment. This Agreement is an amendment to and shall be deemed an integral part of the Lease except to the extent to which the provisions of this Agreement modify the provisions of the Lease. The provisions of the Lease shall remain in full force and effect.

3.              Defined Terms. All capitalized terms used in this Agreement without definition which are defined in the Lease shall have the meanings set forth in the Lease.

4.              Commencement Date. Commencement date for Tenant’s space shall be May 21, 2002.

5.              Term of Lease. Term of Lease is ten (10) years and eleven (11) days, starting May 21, 2002 and ending May 31, 2012.

6.              Binding effect. This Amendment shall be binding upon, and shall inure to the benefit of, Landlord and Tenant, and their respective successors and assigns.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord and Tenant have caused this Commencement Agreement to be duly executed this 23rd day of May 2002.

1

THIS AGREEMENT MUST BE EXECUTED FOR TENANT, IF A CORPORATION, BY THE PRESIDENT OR VICE PRESIDENT AND ATTESTED BY THE SECRETARY OR ASSISTANT SECRETARY, UNLESS THE BY-LAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS SHALL OTHERWISE PROVIDE, IN WHICH EVENT A CERTIFIED COPY OF THE BY-LAWS OR RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED TO LANDLORD.

LANDLORD:

WYOMISSING PROFESSIONAL CENTER II,
LIMITED PARTNERSHIP, by its General Partner, The
Wyomissing Professional Center II

By:	/s/ Stephen J. Najarian
	Name:	Stephen J. Najarian
	Title:	President

Date:	5/24/02

ATTEST:		TENANT:

By:	/s/ Susan M. Montgomery	By:	/s/ Robert S. Ippolito

Name:	Susan M. Montgomery	Name:	Robert S. Ippolito

Title:	Office Manager/ Asst. to Chairman	Title:	VP/Sec/Treas

Date:	5/23/02	Date:	5/24/02

2

FIRST LEASE AMENDMENT

THIS LEASE AMENDMENT (the “Amendment”) made this 4th day of December, 2002, between Penn National Gaming, hereinafter, called “Tenant”, having its principal place of business at 825 Berkshire Boulevard, Suite 200, Wyomissing, Pennsylvania 19610 and Wyomissing Professional Center II, Limited Partnership hereinafter called “Landlord”, having its principal place of business at 825 Berkshire Boulevard., Suite 203, Wyomissing, Pennsylvania 19610.

WITNESSETH:

The Tenant and the Landlord have executed a Lease Agreement dated January 25, 2002 which includes Exhibits “A”, “B”, “C”, “E” and “F”, relating to the Leased Premises located at 855 Berkshire Blvd., Suite 200, Wyomissing, Pennsylvania 19610.

NOW, THEREFORE, INTENDING TO BE LEGALLY BOUND HEREBY and in consideration of the mutual covenants set forth herein, the Landlord, and Tenant agree as follows:

1.              Incorporation. The recitals set forth above are incorporated herein by reference.

2.              Amendment. This Amendment is an amendment to and shall be deemed an integral part of the Lease except to the extent to which the provisions of this Amendment modify the provisions of the Lease. The provisions of the Lease shall remain in full force and effect.

3.              Defined Terms. All capitalized terms used in this Amendment without definition which are defined in the Lease shall have the meanings set forth in the Lease.

4.              Leased Premises. The floor area of the leased premises is increased by 5,521 rentable square feet from 4,388 square feet of rentable floor area to 9,909 square feet of rentable floor area. All Lease calculations, pro rations and charges based on rentable square feet shall be changed accordingly.

5.              Fixed Annual Minimum Rent: As per attached Attachment A1-1.

6.              Effective Date. The effective date for Tenant’s increased space and rental payments shall be March 1, 2003 or ten (10) days from the completion of the construction to be performed by Landlord’s contractor as per Attachment A1-2 attached hereto, whichever is sooner.

7.              Term of Lease. The Term of Lease is unchanged ending May 31, 2012.

8.              Binding effect. This Amendment shall be binding upon, and shall inure to the benefit of, Landlord and Tenant, and their respective successors and assigns.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord and Tenant have caused this Amendment of Lease Terms to be duly executed this 4th day of December, 2002.

THIS LEASE AMENDMENT MUST BE EXECUTED FOR TENANT, IF A CORPORATION, BY THE PRESIDENT OR VICE PRESIDENT AND ATTESTED BY THE SECRETARY OR ASSISTANT SECRETARY, UNLESS THE BY-LAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS SHALL OTHERWISE PROVIDE, IN WHICH EVENT A CERTIFIED COPY OF THE BY-LAWS OR RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED TO LANDLORD.

LANDLORD:

WYOMISSING PROFESSIONAL CENTER II,
LIMITED PARTNERSHIP, by its General Partner,
Wyomissing Professional Center II, Inc.

By:	/s/ Stephen J. Najarian
Stephen J. Najarian, President

Date:	12/4/02

TENANT:

PENN NATIONAL GAMING, INC., a
Pennsylvania corporation

ATTESST:

By:	/s/ Susan M. Montgomery	By:	/s/ Robert S. Ippolito

Name:	Susan M. Montgomery	Name:	Robert S. Ippolito

Title:	Asst. to Chairman	Title:	VP/Sec/Treas

Date:	12-4-02	Date:	12/4/02

ATTACHMENT A1-1

FIXED ANNUAL MINIMUM RENT

Rentable SF:	9,909
Starting Rate PRSF:	$13.00
Annual Escalation:	2.0%

				Annual Rent
Lease Year/	Rentable	Minimum Rent per		(the “Annual
Period	Sq.Ft.	Rentable Sq. Ft.	Monthly Rent	Minimum Rent”)
3/1/03 - 5/31/03	9,909	$13.00	$10,734.75	$32,204.25
Lse Yr 2 6/1/03 - 5/31/04	9,909	$13.26	$10,949.45	$131,393.34
Lse Yr 3 04-05	9,909	$13.53	$11,168.43	$134,021.21
Lse Yr 4 05-06	9,909	$13.80	$11,391.80	$136,701.63
Lse Yr 5 06-07	9,909	$14.07	$11,619.64	$139,435.66
Lse Yr 6 07-08	9,909	$14.35	$11,852.03	$142,224.38
Lse Yr 7 08-09	9,909	$14.64	$12,089.07	$145,068.86
Lse Yr 8 09-10	9,909	$14.93	$12,330.85	$147,970.24
Lse Yr 9 10-11	9,909	$15.23	$12,577.47	$150,929.65
Lse Yr 10 11-12	9,909	$15.54	$12,829.02	$153,948.24

Notes :

(1)

The first amount shown in the Annual Rent column for the period 3/1/03 to 5/31/03 is for that three (3) month period only, the remaining amounts shown in that column are for the 12 month Lease Year periods indicated.

(2)	Monthly Rent shall be pro rated for a partial month occupancy.

SECOND LEASE AMENDMENT

THIS LEASE AMENDMENT (the “Amendment”) made this 29th day of January, 2003, between Penn National Gaming, hereinafter, called “Tenant”, having its principal place of business at 825 Berkshire Boulevard, Suite 200, Wyomissing, Pennsylvania 19610 and Wyomissing Professional Center II, Limited Partnership hereinafter called “Landlord”, having its principal place of business at 825 Berkshire Boulevard., Suite 203, Wyomissing, Pennsylvania 19610.

WITNESSETH:

The Tenant and the Landlord have executed a Lease Agreement dated January 25, 2002 which includes Exhibits “A”, “B”, “C”, “E” and “F”, and a First Lease Amendment thereto relating to the Leased Premises located at 855 Berkshire Blvd., Suite 200, Wyomissing, Pennsylvania 19610.

NOW, THEREFORE, INTENDING TO BE LEGALLY BOUND HEREBY and in consideration of the mutual covenants set forth herein, the Landlord, and Tenant agree as follows:

1.              Incorporation. The recitals set forth above are incorporated herein by reference.

2.              Amendment. This Amendment is an amendment to and shall be deemed an integral part of the Lease except to the extent to which the provisions of this Amendment modify the provisions of the Lease. The provisions of the Lease shall remain in full force and effect.

3.              Defined Terms. All capitalized terms used in this Amendment without definition which are defined in the Lease shall have the meanings set forth in the Lease.

4.              Construction. The construction to be performed by Landlord’s contractor is modified to include the OPTIONS/UPGRADES/ADD ONS shown on the Estimate Sheet — Fit Up v2.1 [Revised 1/20/03] attached hereto as Attachment A2-1.

5.              Binding effect. This Amendment shall be binding upon, and shall inure to the benefit of, Landlord and Tenant, and their respective successors and assigns.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord and Tenant have caused this Amendment of Lease Terms to be duly executed this 29th day of January, 2003.

THIS LEASE AMENDMENT MUST BE EXECUTED FOR TENANT, IF A CORPORATION, BY THE PRESIDENT OR VICE PRESIDENT AND ATTESTED BY THE SECRETARY OR ASSISTANT SECRETARY, UNLESS THE BY-LAWS OR A

RESOLUTION OF THE BOARD OF DIRECTORS SHALL OTHERWISE PROVIDE, IN WHICH EVENT A CERTIFIED COPY OF THE BY-LAWS OR RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED TO LANDLORD.

LANDLORD:

WYOMISSING PROFESSIONAL CENTER II,
LIMITED PARTNERSHIP, by its General Partner,
Wyomissing Professional Center II, Inc.

		By:	/s/ Stephen J. Najarian
Stephen J. Najarian, President

		Date:	1/28/03

TENANT:

PENN NATIONAL GAMING, INC., a
Pennsylvania corporation
ATTEST:

By:	/s/ Susan M. Montgomery	By:	/s/ Robert S. Ippolito

Name:	Susan M. Montgomery	Name:	Robert S. Ippolito

Title:	Asst. to Chairman	Title:	Vice President/Secretary/Treasurer

Date:	1/29/03	Date:	1/29/03

THIRD LEASE AMENDMENT

THIS THIRD LEASE AMENDMENT (the “Amendment”) made this 19th day of October, 2010, between Penn National Gaming, Inc., a Pennsylvania corporation, hereinafter called “Tenant”, having its principal place of business at 825 Berkshire Boulevard, Suite 200, Wyomissing, PA 19610 and Wyomissing Professional Center II, Limited Partnership, a Pennsylvania limited partnership, hereinafter called “Landlord”, having its principal place of business at 875 Berkshire Boulevard, Suite 102, Wyomissing, Pennsylvania 19610.

WITNESSETH:

The Tenant and the Landlord have executed a Lease Agreement dated January 25, 2002 which includes Exhibits “A”, “B”, “C”, “E” and “F”, a Commencement Agreement thereto dated May 23, 2002, a First Lease Amendment thereto dated December 4, 2002, and a Second Amendment thereto dated January 29, 2003 (collectively, the “Lease”) relating to the Leased Premises located at 855 Berkshire Boulevard, Suite 100, Wyomissing, Pennsylvania 19610. The original Lease premises totaled 4,388 rentable square feet which square footage was increased by an additional 5,521 rentable square feet via the First Lease Amendment for a total of 9,909 rentable square feet and the parties desire to include an additional, adjacent space consisting of 3,569 rentable square feet for a total leased premises of 13,478 rentable square feet.

NOW, THEREFORE, INTENDING TO BE LEGALLY BOUND HEREBY and in consideration of the mutual covenants set forth herein, the Landlord, and Tenant agree as follows:

1.              Incorporation. The recitals set forth above are incorporated herein by reference.

2.              Amendment. This Amendment is an amendment to and shall be deemed an integral part of the Lease. Except to the extent to which the provisions of this Amendment modify the provisions of the Lease, the provisions of the Lease shall remain in full force and effect.

3.              Defined Terms. All capitalized terms used in this Amendment without definition which are defined in the Lease shall have the meanings set forth in the Lease.

4.              Leased Premises. The defined leased premises shall consist of a total space of 13,478 rentable square feet.

5.              Term of Lease. The Term of the Lease is unchanged ending May 31, 2012. Tenant shall have the right to renew this Lease for one (1) five (5) year Renewal Period under the same terms and conditions of the base Lease with the exception that the starting rent for the period shall be two percent (2%) higher than the previous year’s rent. The Lease shall automatically extend for the Renewal Period unless Tenant shall have given Landlord written notice at least ninety (90) days prior to the end of the initial term of its intention to terminate the Lease at the end of the initial ten (10) year term.

6.              Fixed Annual Minimum Rent. The Annual Minimum Rent shall increase by two percent (2%) annually over the prior year’s Annual Minimum Rent as shown on

1

attached Schedule “A6-1”.

7.              Tenant’s Share of Expenses. For the purposes of Section 7, Tenant’s Share shall be adjusted to include the additional area as shown below. Furthermore, the Reimbursable Property Management Fee of $0.35 per rentable square foot shall increase by 3% per rentable square foot annually, effective January 1, 2011.

	Approx.	ESTIMATED EXPENSES
Initial Term	RSF	per RSF	“Annual”	Monthly
Last 8 months of Year
9	13,478	$5.24	$47,083.12	$5,885.39

8.              Effective Date. The effective date for Tenant’s increased space and rental payments shall be on the first to occur of (a) the date on which Tenant takes occupancy of or commences business at the premises, or (b) the date of substantial completion, being the date when a certificate of occupancy for the premises is issued by the applicable municipal authority, or (c) October, 1, 2010.

9.              Interior Improvements. The interior improvements to be performed by Tenant’s contractor in a form and manner acceptable to Landlord. Landlord shall approve plans and drawings prior to the improvements commencing.

10.            Binding effect. This Amendment shall be binding upon, and shall inure to the benefit of Landlord and Tenant and their respective successors and assigns.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord and Tenant have caused this Amendment of Lease Terms to be duly executed this 19th day of October, 2010.

THIS LEASE MUST BE EXECUTED FOR TENANT, IF A CORPORATION, BY THE PRESIDENT OR VICE PRESIDENT AND ATTESTED BY THE SECRETARY OR ASSISTANT SECRETARY, UNLESS THE BY-LAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS SHALL OTHERWISE PROVIDE, IN WHICH EVENT A CERTIFIED COPY OF THE BY-LAWS OR RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED TO LANDLORD.

LANDLORD:

Wyomissing Professional Center II,
Limited Partnership, a Pennsylvania limited
partnership, by its General Partner, Wyomissing
Professional Center II, Inc.

By:	/s/ Peter W. Carlino
Peter W. Carlino, President

2

TENANT:

Penn National Gaming, Inc., a Pennsylvania corporation
WITNESS:

By:	/s/ Susan M. Montgomery	By:	/s/ Robert S. Ippolito

Name:	Susan M. Montgomery	Name:	Robert S. Ippolito

		Title:	VP/Sec/Treas

3

SCHEDULE “A6-1”

ANNUAL MINIMUM RENT

Rentable Square Feet (RSF)	13,478
Annual Escalation	2.0%

				Minimum	Monthly	“Annual
		Lease		Rent per	Minimum	Minimum
	Period	Year	RSF	RSF	Rent	Rent”
Last 8 months of 9th Year of Initial Term	10/1/10 to 5/31/11	9	13,478	$15.23	$17,105.83	$136,846.62	*
Last Year of Initial Term	6/1/11 to 5/31/12	10	13,478	$15.54	$17,454.01	$209,448.12

* This annual minimum rent table includes the increase in rentable square feet from 9,909 to 13,478, which increase in rentable square feet will become effective October 1, 2010 and remain in effect for the balance of the 9th Lease Year consisting of 8 months and every year thereafter.

4

FOURTH LEASE AMENDMENT

THIS FOURTH LEASE AMENDMENT (the “Amendment”) made this 25th day of May, 2012, between Penn National Gaming, Inc., a Pennsylvania corporation, hereinafter called “Tenant”, having its principal place of business at 825 Berkshire Boulevard, Wyomissing, PA 19610 and Wyomissing Professional Center II, Limited Partnership (855), a Pennsylvania limited partnership, hereinafter called “Landlord”, having its principal place of business at 875 Berkshire Boulevard, Suite 102, Wyomissing, Pennsylvania 19610.

WITNESSETH:

The Tenant and the Landlord have executed a Lease Agreement dated January 25, 2002 which includes Exhibits “A”, “B”, “C”, “E” and “F”, a Commencement Agreement thereto dated May 23, 2002, a First Lease Amendment thereto dated December 4, 2002, a Second Amendment dated January 29, 2003, and a Third Lease Amendment dated October 19, 2010 (collectively, the “Lease”) relating to the Leased Premises located at 855 Berkshire Boulevard, Suite 100, Wyomissing, Pennsylvania 19610. The original Lease premises totaled 4,388 rentable square feet which square footage was increased by an additional 5,521 rentable square feet via the First Lease Amendment for a total of 9,909 rentable square feet and an adjacent space consisting of 3,569 rentable square feet for a total leased premises of 13,478 rentable square feet which was added to the premises via the Third Lease Amendment. The parties desire to include an additional, adjacent space consisting of 4,011 rentable square feet for a total leased premises of 17,489 rentable square feet.

NOW, THEREFORE, INTENDING TO BE LEGALLY BOUND HEREBY and in consideration of the mutual covenants set forth herein, the Landlord, and Tenant agree as follows:

1.              Incorporation. The recitals set forth above are incorporated herein by reference.

2.              Amendment. This Amendment is an amendment to and shall be deemed an integral part of the Lease. Except to the extent to which the provisions of this Amendment modify the provisions of the Lease, the provisions of the Lease shall remain in full force and effect.

3.              Defined Terms. All capitalized terms used in this Amendment without definition which are defined in the Lease shall have the meanings set forth in the Lease.

4.              Leased Premises. The defined leased premises shall consist of a total space of 17,489 rentable square feet.

5.              Term of Lease. Tenant desires to exercise its right to renew this Lease for one (1), seven (7) year Renewal Period under the same terms and conditions of the base Lease except as modified herein.

6.              Fixed Annual Minimum Rent. The Annual Minimum Rent shall increase by two and one half percent (2.5%) annually over the prior year’s Annual Minimum Rent and shall be adjusted to include the additional, adjacent area as shown on the table below.

1

		ANNUAL
		MINIMUM
		RENT
		per
Renewal Period	RSF	RSF	Annual	Monthly
6/1/12-5/31/13	17,489	$16.00	$279,824.00	$23,318.67
6/1/13-5/31/14	17,489	$16.40	$286,819.60	$23,901.63
6/1/14-5/31/15	17,489	$16.81	$293,990.09	$24,499.17
6/1/15-5/31/16	17,489	$17.23	$301,335.47	$25,111.29
6/1/16-5/31/17	17,489	$17.66	$308,855.74	$25,737.98
6/1/17-5/31/18	17,489	$18.10	$316,550.90	$26,379.24
6/1/18-5/31/19	17,489	$18.55	$324,420.95	$27,035.08

7.              Tenant’s Share of Expenses. For the purposes of Section 4, Tenant’s Share shall be adjusted to include the additional area as shown below.

		ESTIMATED EXPENSES
Lease Year 11	RSF	per RSF	“Annual”	Monthly
last 7 months of calendar year 2012	17,489	$4.62	$47,132.89	$6,733.27

8.              Effective Date. The effective date for Tenant’s increased space and rental payments shall be on the first to occur of (a) the date on which Tenant takes occupancy of or commences business at the premises, or (b) the date of substantial completion, being the date when a certificate of occupancy for the premises is issued by the applicable municipal authority, or (c) June 1, 2012.

9.              Interior Improvements. The interior improvements to be performed by Tenant’s contractor in a form and manner acceptable to Landlord. Landlord shall approve plans and drawings prior to the improvements commencing.

10.            Binding effect. This Amendment shall be binding upon, and shall inure to the benefit of Landlord and Tenant and their respective successors and assigns.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord and Tenant have caused this Amendment of Lease Terms to be duly executed this 25th day of May, 2012.

THIS LEASE MUST BE EXECUTED FOR TENANT, IF A CORPORATION, BY THE PRESIDENT OR VICE PRESIDENT AND ATTESTED BY THE SECRETARY OR ASSISTANT SECRETARY, UNLESS THE BY-LAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS SHALL OTHERWISE PROVIDE, IN WHICH EVENT A CERTIFIED COPY OF THE BY-LAWS OR RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED TO LANDLORD.

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LANDLORD:
Wyomissing Professional Center II, Limited Partnership, a Pennsylvania limited partnership, by its General Partner, Wyomissing Professional Center II, Inc.

By:	/s/ Peter W. Carlino
Peter W. Carlino, President

TENANT:

Penn National Gaming, Inc., a Pennsylvania
corporation
WITNESS:

By:	/s/ Susan M. Montgomery	By:	/s/ Robert S. Ippolito

Name:	Susan M. Montgomery	Name:	Robert S. Ippolito

		Title:	VP/Sec/Treas

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Execution Version

FIFTH LEASE AMENDMENT

THIS FIFTH LEASE AMENDMENT (the “Amendment”) dated as of the 1st day of September, 2017 (the “Effective Date”) between Penn National Gamine. Inc., a Pennsylvania corporation (hereinafter called “Tenant”) having its principal place of business at 825 Berkshire Boulevard, Wyomissing, PA 19610 and Wyomissing Professional Center II, Limited Partnership (855), a Pennsylvania limited partnership (hereinafter called “Landlord”) having its principal place of business at 875 Berkshire Boulevard, Suite 102, Wyomissing, Pennsylvania 19610.

WITNESSETH:

WHEREAS, the Tenant and the Landlord have executed a Lease Agreement dated January 25, 2002 which includes Exhibits “A”, “B”, “C”, “E” and “F”, a Commencement Agreement thereto dated May 23, 2002, a First Lease Amendment thereto dated December 4, 2002, a Second Amendment dated January 29, 2003, a Third Lease Amendment dated October 19, 2010 and a Fourth Lease Amendment dated May 25, 2012 (hereafter collectively called the “Lease”) relating to the Lease premises located at 855 Berkshire Boulevard, Suite 100, Wyomissing, Pennsylvania 19610; and

WHEREAS, the Lease premises originally totaled 4,388 rentable square feet; and

WHEREAS, the Lease premises square footage was increased by an additional 5,521 rentable square feet via the First Lease Amendment, for a total of 9,909 rentable square feet; and

WHEREAS, the Lease premises square footage was increased by an additional 3,569 rentable square feet via the Third Lease Amendment, for a total of 13,478 rentable square feet; and

WHEREAS, the Lease premises square footage was increased by an additional 4,011 rentable square feet via the Fourth Lease Amendment, for a total of 17,489 rentable square feet; and

WHEREAS, the parties now desire to further increase the Lease premises to include an additional, adjacent space consisting of 3,000 rentable square feet, for a total of 20,489 rentable square feet;

NOW, THEREFORE, INTENDING TO BE LEGALLY BOUND HEREBY and in consideration of the mutual covenants set forth herein, the Landlord and Tenant enter this Amendment and agree as follows:

1.              Incorporation. The recitals set forth above are incorporated herein by reference.

2.              Amendment. This Amendment is an amendment to and shall be deemed an integral part of the Lease. Except to the extent to which the provisions of this Amendment modify the provisions of the Lease, the provisions of the Lease shall remain in full force and effect.

3.              Defined Terms. All capitalized terms used in this Amendment without definition

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which are defined in the Lease shall have the meanings set forth in the Lease.

4.              Lease Premises. The Lease premises shall be increased by adding an adjacent 3,000 rentable square feet, making the total leased space 20,489 rentable square feet.

5.              Term of Lease. The term of Lease is revised so as to run for seven (7) consecutive years beginning on September 1, 2017 and on August 31, 2024, all under the same terms and conditions except as otherwise modified herein.

6.              Landlord’s Obligation upon Delivery. Landlord shall deliver the adjacent 3,000 rentable square feet of space fully demolished of existing partitions and floor coverings. In the event the adjacent 3,000 rentable square feet are not delivered by Landlord fully demolished of partitions and floor coverings on September 1, 2017, then Tenant’s payment of rent and estimated expenses shall abate, on the 3,000 rentable square feet of space only, until such date as the space is fully delivered.

7.              Fixed Annual Minimum Rent. The Annual Minimum Rent shall increase annually effective each September 1st by two and one-half percent (2.5%) over the prior year’s Annual Minimum Rent, as shown on the table below:

		ANNUAL
		MINIMUM
		RENT
		per
Lease Period	RSF	RSF	Annual	Monthly
09/01/17 - 08/31/18	20,489	$17.23	$353,025.47	$29,418.79
09/01/18 - 08/31/19	20,489	$17.66	$361,851.11	$30,154.26
09/01/19 - 08/31/20	20,489	$18.10	$370,897.38	$30,908.12
09/01/20 - 08/31/21	20,489	$18.55	$380,169.82	$31,680.82
09/01/21 - 08/31/22	20,489	$19.02	$389,674.06	$32,472.84
09/01/22 - 08/31/23	20,489	$19.49	$399,415.92	$33,284.66
09/01/23 - 08/31/24	20,489	$19.98	$409,401.31	$34,116.78

8.              Tenant’s Share of Expenses. Tenant’s Share of Expenses shall be adjusted to include the adjacent 3,000 rentable square feet, as shown on the table below:

		ESTIMATED EXPENSES
Lease Period	RSF	per RSF	remaining annual	monthly
09/01/17 - 12/31/17	20,489	$4.62	$31,553.06	$7,888.27

9.              Effective Date. The Effective Date of this Amendment shall be September 1, 2017.

10.       Tenant Interior Improvements. The interior improvements to be performed by Tenant’s contractor in a form and manner acceptable to Landlord, Landlord shall approve plans and drawings prior to the improvements commencing.

11.       Renewal Period. Tenant shall be provided one (1) option to renew for an additional seven (7) years by providing Landlord with not less than one hundred eighty (180) days advance written notice prior to August 31, 2024.

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12.       Binding Effect. This Amendment shall be binding upon, and shall inure to the benefit of Landlord and Tenant and their respective successors and assigns.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord and Tenant have caused this Fifth Lease Amendment to be duly executed upon the date first set forth above.

THIS AMENDMENT MUST BE EXECUTED FOR TENANT, IF A CORPORATION, BY THE PRESIDENT OR VICE PRESIDENT AND ATTESTED BY THE SECRETARY OR ASSISTANT SECRETARY, UNLESS THE BY-LAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS SHALL OTHERWISE PROVIDE, IN WHICH EVENT A CERTIFIED COPY OF THE BY-LAWS OR RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED TO LANDLORD.

LANDLORD:
Wyomissing Professional Center II, Limited Partnership (855), a Pennsylvania limited partnership, by its General Partner, Wyomissing Professional Center II, Inc.

By:	/s/ Peter W. Carlino
Peter W. Carlino, President

TENANT:
Penn National Gaming, Inc., a Pennsylvania
ATTESTED:		corporation

By:	/s/ Carl Sottosanti	By:	/s/ Jay A. Snowden

Name:	Carl Sottosanti,	Name:	Jay A. Snowden
	its Secretary & General Counsel	Title:	President & COO

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